UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934
Date of Report (date of earliest event reported): September 2, 2009
MIMEDX GROUP, INC.
(Exact name of registrant as specified in charter)

Florida (State or other jurisdiction of incorporation)	000-52491 (Commission File Number)	90-0300868 (IRS Employer Identification No.)
811 Livingston Court, Suite B,
Marietta, GA 30067
(Address of principal executive offices, including zip code)
(678) 384-6720
(Registrant’s telephone number, including area code)
1234 Airport Road, Suite 105
Destin, Florida 32541
(Former address)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
The following information is intended to be furnished under item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The Company is planning to give a presentation to prospective investors. The presentation discusses financial projections as well as strategic and tactical goals. The presentation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
The information furnished under Item 2.02 of this Form 8-K is hereby incorporated by reference into this Item 7.01.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

Exhibit	Description

99.1	Presentation to Prospective Investors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 2, 2009	MIMEDX GROUP, INC.
	By:	/s/ Michael J. Culumber
Michael J. Culumber, Acting Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Presentation to Prospective Investors

4